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                                                                   EXHIBIT 10.23


                                    FIRST AMENDMENT AND WAIVER AGREEMENT dated
                           as of February 28, 1997, among WESTINGHOUSE AIR BRAKE COMPANY, a Delaware corporation (the "Borrower"); W&P HOLDING CORP.; PULSE ELECTRONICS, INC.; RFPC HOLDING CORPORATION; TFL, INC.; VAPOR CORP.; RAILROAD FRICTION PRODUCTS CORPORATION; the financial institutions listed on the signature pages hereto (together with the Swingline Lender (as defined below), the "Lenders"); THE CHASE MANHATTAN BANK, as successor to Chemical Bank, as swingline lender (in such capacity, the "Swingline Lender") and as agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders; THE CHASE MANHATTAN BANK DELAWARE, as successor to Chemical Bank Delaware, as issuing bank (in such capacity, the "Issuing Bank"); and THE BANK OF NEW YORK ("BNY") as documentation agent (in such capacity the "Documentation Agent") for the Lenders.


                  A. The parties hereto have agreed, subject to the terms and conditions hereof, to increase the Commitments and make new advances under, and make other amendments to and waivers of, the Credit Agreement, dated as of January 31, 1995, amended and restated as of February 15, 1995, amended and restated as of June 9, 1995, and amended and restated as of September 19, 1996 (the "Credit Agreement"), among the Borrower; the financial institutions party thereto; the Swingline Lender; the Administrative Agent; the Collateral Agent; the Issuing Bank; and the Documentation Agent; by amending the Credit Agreement as set forth herein.

                  B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  Accordingly, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment of Credit Agreement. (a) The Preamble of the Credit Agreement is hereby amended by deleting the amount "$125,000,000" appearing in the seventh line of the first paragraph thereof and substituting therefor the amount "$140,000,000".

                  (b) Section 1.01 of the Credit Agreement is hereby amended by adding, in proper alphabetical order, the following defined term:

                  "First Amendment Effective Date" shall mean the date the First Amendment dated as of February 28, 1997 to this Agreement shall become effective in accordance with its terms.

                  (c) Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term "Stock Repurchases" in its entirety and substituting therefor the following:

                  "Stock Repurchases" shall mean (a) the repurchase of Common Stock during the period from November 9, 1995 through November 9, 1996, in the open market or in private negotiated transactions, for an aggregate purchase price for all such repurchases not in excess of $11,000,000, (b) the repurchases of Common Stock during the period from the First Amendment Effective Date through April 30, 1997, from SIH, for an aggregate purchase price for all such repurchases by the Borrower not in excess of the lesser of (i) $46,000,000 and (ii) 40% of the aggregate purchase price for all such purchases by the Borrower and a group of investors, led by Vestar Capital Partners (the "Vestar Investment Group"), and (c) the financing of all or a portion of such repurchases with the proceeds of Revolving Credit Borrowings.

                  (d) Schedule 2.01 to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Schedule 2.01 hereto.

                  SECTION 2. Waivers. (a) The Required Lenders hereby waive the provisions of Section 2.12(d) of the Credit Agreement to the extent, but only to the extent, that such provisions require the prepayment by the Borrower of the Loans in an aggregate principal amount equal to 50% of Excess Cash Flow with respect to the fiscal year ended December 31, 1996.

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                  (b) The Required Lenders hereby waive the provisions of
Sections 5.11(b) and 5.12 of the Credit Agreement to the extent, but only to the extent, that such provisions (i) apply to the Vapor Mortgage and (ii) shall be complied with on or before March 31, 1997.

                  SECTION 3. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to each Lender, the Administrative Agent, the Collateral Agent, the Documentation Agent and the Issuing Bank, on and as of the date hereof and as of the Effective Date, as follows:

                  (a) The execution, delivery and performance by each Loan Party of this Amendment Agreement (i) has been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (I) any provision of law, statute, rule or regulation, other than any law, statute, rule or regulation, the violation of which will not result in a Material Adverse Effect, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Guarantor, (II) any order of any Governmental Authority or (III) any material provision of any material indenture, agreement or other instrument to which the Borrower or any Guarantor is a party or by which any of them or any of their property (including the Mortgaged Properties) or assets is or may be bound, (B) be in conflict with, result in a breach of, constitute (along or with notice or lapse of time or both) a default under or give rise to any right to accelerate any material obligation on the party of the Borrower or any Guarantor, under any such indenture, agreement or other instrument or (C) result in the creation under the Security Documents) upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary.

                  (b) The Amendment Agreement has been duly executed and delivered by each Loan Party and constitutes legal, valid and binding obligations of the Borrower and such Loan Party enforceable against the Borrower and such Loan Party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and an implied covenant of good faith and fair dealing.

                  (c) No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution, delivery and performance of the Amendment Agreement or the consummation of the transactions contemplated by the Amendment Agreement, except for such as have been made or obtained and are in full force and effect.

                  (d) No Default or Event of Default has occurred and is continuing. No Default or Event of Default will occur or be continuing immediately following the Effective Date after giving effect to the transactions contemplated by the Amendment Agreement.

The representations and warranties contained in this Section 3 shall survive the making by the Lenders of the Loans under this Amendment Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Amendment Agreement is outstanding and unpaid and so long as the Commitments under this Amendment Agreement have not been terminated.

                  SECTION 4. Effectiveness. This Amendment Agreement shall become effective only upon satisfaction of the following conditions precedent on or prior to April 30, 1997 (the first date upon which each such condition has been satisfied being herein called the "Effective Date"):

                  (a) The Administrative Agent shall have received duly executed counterparts of this Amendment Agreement, in each case bearing the authorized signatures of the Borrower, each of the Guarantors, the Required Lenders and each Revolving Credit Lender and Revolving Credit Commitment of which has been increased pursuant to this Amendment Agreement.

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                  (b) The Administrative Agent shall have received a
         certificate of a Financial Officer of the Borrower, dated the Effective Date, to the effect that the representations and warranties set forth in Section 3 hereof are true and correct on and as of the Effective Date.

                  (c) The Collateral Agent shall have received fully executed copies of amendments or supplements, as applicable, to each of the Mortgages (other than the Vapor Mortgage), in form and substance satisfactory to it, that grant the Collateral Agent a security interest in all of the real property of the Borrower or any such Subsidiary that is a Domestic Subsidiary, and each such document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority security interest in and lien on the Collateral (subject to any Lien expressly permitted by Section 6.02 of the Credit Agreement) described in such agreement shall have been delivered to the Collateral Agent.

                  (d) The Collateral Agent shall have received an endorsement to the title policies insuring each Mortgage (other than the Vapor Mortgage) as a valid first lien on the Mortgaged Property, free of Liens other than Liens permitted by Section 6.02 of the Credit Agreement.

                  (e) The Administrative Agent shall have received evidence satisfactory to it that the holders of the Senior Unsecured Notes shall have consented to the Stock Repurchase from SIH and that, after giving effect to such Stock Repurchase and other stock purchases, no default or event of default exists with respect to the Senior Unsecured Notes.

                  (f) The Administrative Agent shall have received, for its own account and the account of the Lenders, the fees set forth in the Fee Letter dated as of the date hereof between the Borrower and the Administrative Agent.

                  (g) All legal matters incident to this Agreement, the Amended Credit Agreement, the borrowings and extensions of credit hereunder and thereunder shall be satisfactory to the Lenders, to the Issuing Bank, and to Cravath, Swaine & Moore, counsel for the Administrative Agent.



                  SECTION 5. APPLICABLE LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

                  SECTION 7. Guarantors. Each Guarantor hereby acknowledges and agrees to (i) be bound by the terms of this Amendment Agreement and (ii) the amendments effected hereby.

                  SECTION 8. Security Documents. The Security Documents are hereby acknowledged and reaffirmed and shall remain operative and in full force and effect each in accordance with its terms and with the terms of the Credit Agreement.

                  SECTION 9. Loan Documents. This Amendment shall be a Loan Document for all purposes.

                  SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

                  SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment Agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be duly executed by their respect duly authorized officers as of the day and year first above written.

                              WESTINGHOUSE AIR BRAKE COMPANY,

                              By: ________________________________
                                  Name:
                                  Title:

                              W&P HOLDING CORP.,

                              By: ________________________________
                                  Name:
                                  Title:

                              PULSE ELECTRONICS, INC.,

                              By: ________________________________
                                  Name:
                                  Title:

                              RFPC HOLDING CORPORATION

                              By: ________________________________
                                  Name:
                                  Title:

                              TFL, INC.,

                              By: ________________________________
                                  Name:
                                  Title:


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                              VAPOR CORP.,

                              By: ________________________________
                                  Name:
                                  Title:

                              RAILROAD FRICTION PRODUCTS CORPORATION,

                              By: ________________________________
                                  Name:
                                  Title:

                              THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent and Swingline Lender,

                              By: ________________________________
                                  Name:
                                  Title:

                             THE CHASE MANHATTAN BANK DELAWARE, as Issuing Bank,

                              By: ________________________________
                                  Name:
                                  Title:

                              THE BANK OF NEW YORK, individually and as
                              Documentation Agent,

                              By: ________________________________
                                  Name:
                                  Title:


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                              THE BANK OF NOVA SCOTIA,

                              By: ________________________________
                                  Name:
                                  Title:

                              THE BANK OF TOKYO/MITSUBISHI TRUST COMPANY,

                              By: ________________________________
                                  Name:
                                  Title:

                              CAISSE NATIONALE DE CREDIT AGRICOLE,

                              By: ________________________________
                                  Name:
                                  Title:

                              COMERICA BANK,

                              By: ________________________________
                                  Name:
                                  Title:

                              CREDIT LYONNAIS NEW YORK BRANCH,

                              By: ________________________________
                                  Name:
                                  Title:


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                              CREDIT LYONNAIS CAYMAN ISLAND BRANCH,

                              By: ________________________________
                                  Name:
                                  Title:

                              CREDIT SUISSE,

                              By: ________________________________
                                  Name:
                                  Title:

                              By: ________________________________
                                  Name:
                                  Title:

                              THE FIRST NATIONAL BANK OF BOSTON,

                              By: ________________________________
                                  Name:
                                  Title:

                              THE FIRST NATIONAL BANK OF CHICAGO,

                              By: ________________________________
                                  Name:
                                  Title:

                              THE FUJI BANK, LIMITED NEW YORK BRANCH

                              By: ________________________________
                                  Name:
                                  Title:


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                              THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED,
                              NEW YORK BRANCH

                              By: ________________________________
                                  Name:
                                  Title:

                              MANUFACTURERS & TRADERS TRUST COMPANY,

                              By: ________________________________
                                  Name:
                                  Title:

                              MELLON BANK, N.A.

                              By: ________________________________
                                  Name:
                                  Title:

                              MITSUI LEASING (USA) INC.,

                              By: ________________________________
                                  Name:
                                  Title:

                              THE SANWA BANK, LIMITED, NEW YORK BRANCH,

                              By: ________________________________
                                  Name:
                                  Title:


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                              SOCIETE GENERALE, NEW YORK BRANCH,

                              By: ________________________________
                                  Name:
                                  Title:

                              THE SUMITOMO TRUST & BANKING CO., LTD.,
                              NEW YORK BRANCH,

                              By: ________________________________
                                  Name:
                                  Title:

                              UNION BANK OF CALIFORNIA,

                              By: ________________________________
                                  Name:
                                  Title:

                              UNITED STATES NATIONAL BANK OF OREGON,

                              By: ________________________________
                                  Name:
                                  Title:


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